[THE AMERICAN FUNDS GROUP(R)]

CAPITAL WORLD GROWTH AND INCOME FUND

MAKING SMALL NUMBERS COUNT
THE ROLE OF DIVIDENDS IN YOUR FUND'S STRATEGY

[photos of various countries' flags]
[watermark:  chess pieces and numbers]

1998 ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30

Capital World Growth and Income Fund(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Capital World Growth and Income Fund is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Results at a Glance
(with distributions reinvested)

                           Average Annual       Compound Return

                           12 Months            5 Years         Lifetime         Lifetime Total Return

                           Through              12/1/93 -       3/26/93 -        3/26/93 -

                           11/30/98             11/30/98        11/30/98         11/30/98

Capital World Growth

and Income Fund            +15.5%               +16.4%          +17.0%           +144.1%



Morgan Stanley Capital

International World        +20.4                +16.2           +15.9            +131.4
Index



Lipper Global Stock

Fund Average               +10.6                +12.8           +13.7            +106.9




The MSCI World Index is unmanaged and measures all of the world's major stock markets, including the U.S.

The Lipper Global Stock Fund Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States.

The fund's 30-day yield as of December 31, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 2.11%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

PREPARING FOR THE YEAR 2000. The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

[pictures of flags and chess pieces]

FELLOW SHAREHOLDERS:

In a year that saw remarkable volatility in stock markets around the world, we are pleased to report that Capital World Growth and Income Fund posted a 15.5% total return for the 12 months ended November 30. This return assumes you reinvested your dividends of $0.58 a share and capital gains totaling $1.87 a share.

By comparison, the unmanaged Morgan Stanley Capital International World Index, which measures 22 major markets including the United States, recorded a 20.4% increase with dividends reinvested.

The main reason for the gap between the fund's return and that of the index was the heavy exposure of the index to the U.S. market, one of the year's strongest performers. Today, the U.S. market makes up more than 50% of the MSCI World Index. While it may seem paradoxical for any one stock market to dominate a global index, that is the result of the extraordinary gains posted by U.S. stocks in recent years. Because the U.S. market has risen so much faster than most global markets, its size relative to other markets has increased as well, causing its weighting in the index to rise from 38.2% five years ago to 50.9% today. To ensure global diversification, your fund cannot invest more than 40% of its assets in any one country. In any case, our investment professionals found many large U.S. stocks, which have been driving the U.S. market, too highly priced, and focused on finding values elsewhere.

Capital World Growth and Income Fund did outpace the average global equity fund, which posted a 10.6% increase as measured by Lipper Analytical Services, a leading mutual fund tracking service. Lipper ranks Capital World Growth and Income Fund in the top 25% of its investment universe for the 12 months ended November 30, in the top 15% for the last five-year period, and in the top 16% for the lifetime of the fund.

Since its introduction in March 1993, Capital World Growth and Income Fund has recorded a total return of 144.1% with dividends and capital gains reinvested, compared with 131.4% for the MSCI World Index, and 106.9% for the Lipper Global Stock Fund Average.

THE YEAR IN REVIEW

The fiscal year began in a whirlwind of uncertainty. The Asian crisis, which last year shook markets around the world, loomed large in the minds of investors who feared they had not seen the last of its repercussions. After a sharp drop in late December 1997, however, markets began a steady climb as investors recovered from the initial effects of global shock and returned to equity markets. As June rolled into July, most markets outside Asia and Latin America displayed double-digit gains for the calendar year. In the U.S. and Europe, a continuing wave of mergers among large companies led markets to new highs.

The upward trend was interrupted by a brief but severe market decline from mid-July to the end of August. Gloomy reports warned that Asia's difficulties had deeper roots than suspected. Japan was sinking further into recession. Demand from consumers and businesses alike dropped, and many global businesses saw their profit margins squeezed. Observers warned of lower profits ahead. But the main culprit was Russia, where a deteriorating financial and economic situation sparked concern among investors worldwide, raising fears that the turmoil would spread to Latin America. The U.S. market skidded, dragging along European stocks. In what Federal Reserve Board Chairman Alan Greenspan described as a "fear-induced, psychological response," money rushed out of developing markets, and investors in developed markets moved money from stocks to lower risk government bonds.

Fortunately, the panic was short-lived. In the fall, most of the world's major markets began a turnaround, recovering earlier losses and ending the fiscal year with striking gains. In the United States, by far the fund's largest country concentration, the Federal Reserve gave the stock market a boost by lowering interest rates three times in the second half of the fiscal year - first on September 29, and again on October 15 and November 17. In addition, unemployment dropped to its lowest point since 1970 and the economy continued to make headway, boosting consumer confidence and helping drive stock prices up. The U.S. market closed the fiscal year with a handsome 25.3% gain as measured by MSCI, contributing significantly to your fund's return.*

European stocks rose at an even faster pace. Countries that are participating in the European Monetary Union continued to lower interest rates, triggering a flurry of activity in local stock markets. A wave of mergers and other measures aimed at improving competitiveness and increasing shareholder value also drove prices up.

[Begin Sidebar]

                                          PERCENT OF         PERCENT CHANGE

10 LARGEST                                THE FUND'S         IN SHARE PRICE

EQUITY HOLDINGS          COUNTRY          NET ASSETS         SINCE 11/30/97



Telecom Italia           Italy            2.49%              +56.32%

Deutsche Telekom         Germany          1.84               +38.56

Mannesmann               Germany          1.27               +132.57

Imperial Tobacco         United           1.16               +61.91
                         Kingdom

Telefonica               Spain            1.15               +63.09

ING Groep                Netherlands      1.13               +40.93

Astra                    Sweden           1.06               +5.91

Tele Danmark             Denmark          .87                +86.25

RJR Nabisco              USA              .85                -20.93
Holdings

Philip Morris            USA              .85                +28.59

[End Sidebar]


HOW YOUR FUND WAS AFFECTED

Because Capital World Growth and Income Fund focuses on established companies in strong, developed markets, we were positioned to reap the benefits of rising U.S. and European markets while sidestepping the worst of the global turmoil. The fund has not held investments in Malaysia, and its combined exposure to the Philippines, Taiwan, India and Thailand was 1.3% of total assets. Only 3.9% of assets were invested in Japan - which closed the year with a 4.5% decline - and 2.3% were invested in Hong Kong, which posted a minuscule 0.2% increase. Our total exposure to Latin America was 2.6%. A breakdown of the portfolio by country is shown on the opposite page.

Your fund had substantial investments in the telecommunications industry, which enjoyed an outstanding year despite increased competitiveness. Holdings in the health & personal care sector also tended to do well, as that industry entered a major new product cycle that should spawn a record number of therapeutic breakthroughs.

The fund's largest individual holding, Telecom Italia, rose 56.3%, outpacing the stellar 52.0% return of the Italian market. In Spain, which posted a 49.6% increase, one of our larger holdings, Telefonica, recorded a 63.1% gain. In Germany, Mannesmann, a telecommunications company and one of our larger holdings, posted a remarkable 132.6% gain. Another of the fund's larger investments, telecommunications giant Tele Danmark, rose 86.3%.

Among health & personal care holdings, the big news was the release of Viagra, the anti-impotence drug produced by U.S. pharmaceutical leader Pfizer, whose stock price increased 53.4%. The fund benefited also from its high exposure to the U.K. market, which posted a less spectacular but still impressive 18.5% increase. Imperial Tobacco, for instance, was up 61.9%.

The fund was hurt somewhat by investments in Canada, where currency troubles led to a 4.4% market decline. It also held a high concentration of stocks in banking and financial services. While these holdings performed very well early in the year, many declined significantly in the second half. Royal Bank of Canada, for instance, declined 7.9%, and Washington Mutual fell 15.9%

Because your fund seeks income, we did not have substantial holdings among high-technology companies, which tend to pay little or no dividends. We thus did not reap the benefits of the remarkable growth posted by many high-tech stocks in the second half of the fiscal year.

A NOTE ABOUT DIVIDENDS

Since your fund emphasizes not only growth but also income, we consistently search for companies with a history of increasing their dividends. As many shareholders in the fund already know, dividends vary from quarter to quarter. Companies outside North America usually pay dividends annually or semi-annually, as opposed to quarterly in the United States. Dividends paid by the fund in September, December and March are generally smaller than the one paid in June.

For the 12 months ended November 30, the fund produced a dividend rate of 2.0%, exceeding the MSCI World Index's rate of 1.6%. In this year's feature article, which follows this letter, we will tell you more about the importance of dividends to your investment.

LOOKING FORWARD

Fiscal 1998 was a study in contrasts. In our report to you six months ago, we warned that stock valuations were high by historical standards and that investors had enjoyed exceptionally good times. Despite the turbulence this year, many markets ended up posting spectacular returns. While it gives us great pleasure to report on your fund's progress, we want to remind you once again that these results are not typical. The peaks and valleys of fiscal 1998 serve as lessons in the unpredictability of market behavior.

In spite of recurring tremors in some parts of the world, the long-term outlook for global equities remains encouraging. Inflation continues to be benign worldwide, and interest rates are low. Deregulation of various industries is progressing around the world, boosting competitiveness.

In the United States, it remains unclear what the impeachment proceedings in Washington will mean for investors. Markets worldwide are also likely to be impacted by the European Monetary Union, which was officially introduced on January 1.

While market turbulence may seem daunting, remember that volatility also creates opportunities to invest in stocks we would otherwise find too highly priced. Regardless of the economic and political environment, we are confident that our in-depth research should continue to unveil good values in companies worldwide. As always, we will exercise great diligence in finding new holdings and monitoring existing ones.

We look forward to reporting to you again in six months.

Cordially,
/s/Thierry Vandeventer
Thierry Vandeventer
Chairman of the Board

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President

January 12, 1999

[Begin footnote]
*All country returns are measured by Morgan Stanley Capital International and are stated in U.S. dollars.
[End footnote]

[Begin Sidebar]
[Begin pie chart]
WHERE THE
FUND'S ASSETS
WERE INVESTED
Percent by country as of 11/30/98

EUROPE                35.6%



United Kingdom        11.9

Germany               5.0

Italy                 3.6

France                3.2

Netherlands           3.2

Sweden                2.1

Spain                 1.5

Denmark               1.1

Switzerland           .9

Finland               .7

Portugal              .6

Norway                .5

Other Europe          1.3



THE AMERICAS          33.6%



United States         27.1

Canada                3.9

Argentina             1.3

Brazil                .7

Other Americas        .6



ASIA/PACIFIC          12.4%



Australia             4.0

Japan                 3.9

Hong Kong             2.3

Philippines           1.0

New Zealand           .9

Other Asia/Pacific    .3



OTHER                 1.3%



South Africa          .7

Supranational         .6



BONDS, CASH           17.1%
& EQUIVALENTS




[End pie chart]
[End Sidebar]

MAKING SMALL NUMBERS COUNT

[photos:  chess pieces, currency, flags, stock market images]

THE ROLE OF DIVIDENDS IN YOUR FUND'S STRATEGY

THE BEST OF BOTH WORLDS. "Do you know the only thing that gives me pleasure? It's to see my dividends coming in," exclaimed John D. Rockefeller in 1901. Perhaps the founder of Standard Oil had a somewhat exaggerated love of money. But his words recall one of the truths of the investment world: dividends matter.

In that respect, Capital World Growth and Income Fund holds a special place among globally diversified mutual funds. "Most global funds focus only on growth," explains New York-based portfolio counselor Steve Bepler, "and don$t provide much income." When we launched the fund in March 1993, our intent was to take advantage of growth opportunities around the world while providing income and dampening risk. We wanted to find a way to make conservative investors feel comfortable venturing overseas. Dividends - the cash distributions companies make to shareholders - are an essential part of that strategy.

Over the past several years, however, it has been difficult to find companies with attractive dividend yields. While the bull market raged on, many companies used their profits to buy back their own stock or to plow money into their operations rather than increase dividends. At the same time, stock prices zoomed so high that dividends seemed paltry in comparison; they simply didn't grow at the same rate as stock prices. Your fund, however, has consistently produced a higher dividend yield than its primary benchmark, the unmanaged Morgan Stanley Capital International World Index. This year, for instance, your fund's distribution rate was 2.0%, while the index produced a 1.6% yield. How has the fund accomplished this? As you read on, we'll tell you how Capital Research and Management Company, the fund's adviser, has consistently found good dividend-paying companies in a time of low yields. But first, you'll read about why dividends matter.

[Begin Sidebar]
[begin bar chart]
YIELDS
The fund/1/ vs. MSCI World Index/2/

                           Capital World Growth       MSCI World Index

                           and Income Fund

1994                       2.6%                       2.4%

1995                       3.1%                       2.2%

1996                       3.0%                       2.0%

1997                       2.4%                       1.8%

1998                       2.0%                       1.6%


Fiscal year ended November 30
* Capital World Growth and Income Fund
* MSCI World Index
/1/12-month distribution rates at NAV calculated by Capital Research. /2/ Gross dividend yields calculated by MSCI.
[end chart]
[End Sidebar]

DIVIDENDS FOR ALL SEASONS

Good Things Come in Small Packages. It's easy to underestimate the importance of dividends to the growth of your investment. When markets soar, the small, single-digit number that usually constitutes a dividend yield somehow doesn't seem all that important. But the beauty of dividends is that their power becomes dramatically more noticeable the longer you own your investment. The logic is simple. Unlike capital growth, which is not realized until you sell your shares, dividends are cash. If reinvested into additional shares of the fund, dividends can help make your assets grow at a higher pace over long periods - dividend on top of dividend, tiny percentage increases that multiply themselves over time.

To illustrate the point, consider the following example. If we told you that a hypothetical $10,000 investment in U.S. stocks 25 years ago would have grown to about $312,000 by November 30, 1998, how much of that amount would you think was a result of reinvested dividends? You might be surprised to learn that dividends accounted for about 63% of the gain.* The five-year history of Capital World Growth and Income Fund also demonstrates the importance of dividends to overall results. In the five years since Capital World Growth and Income Fund was created, a period marked by spectacular capital appreciation and low dividend yields, dividends have still accounted for 22% of the fund's total return. The chart below shows the difference.

*Numbers reflect a hypothetical investment in Standard & Poor's 500 Stock Composite Index.

[watermark:  chess piece]

[Begin Side Bar]
HOW A $10,000 INVESTMENT HAS GROWN
Since March 26, 1993

[begin mountain chart]
$23,137
Morgan Stanley Capital
International World Index
with dividends reinvested

$23,007/1,2/
Capital World Growth
and Income Fund
with dividends reinvested

$19,676/1,3/
Capital World Growth
and Income Fund
with dividends excluded

$11,421/4/
U.S. Consumer
Price Index (inflation)

Date                    Capital World           Capital World           Morgan Stanley          U.S. Consumer Price
                        Growth and Income       Growth and Income       Capital                 Index (inflation)
                        Fund /1/ /2/ with       fund /1/ /3/            International World     /4/
                        dividends               with dividends          Index
                        reinvested              excluded                with dividends
                                                                        reinvested

3/26/93                 $9,425                  9425                    $10,000                 $10,000

5/31/93 /+/             9,719                   9719                    10,836                  10,042

8/31/93                 10,401                  10313                   11,474                  10,084

11/30/93                10,782                  10625                   10,923                  10,153

2/28/94                 11,615                  11388                   12,061                  10,216

5/31/94                 11,315                  11044                   11,935                  10,272

8/31/94                 12,038                  11656                   12,500                  10,376

11/30/94                11,592                  11131                   11,981                  10,425

2/28/95                 11,860                  11293                   12,096                  10,508

5/31/95                 12,788                  12094                   13,241                  10,599

8/31/95                 13,412                  12558                   13,597                  10,648

11/30/95                13,841                  12850                   14,259                  10,696

2/28/96                 14,700                  13553                   15,041                  10,787

5/31/96                 15,326                  14031                   15,672                  10,905

8/31/96                 15,414                  13947                   15,378                  10,954

11/30/96                17,118                  15362                   17,002                  11,045

2/28/97                 17,848                  15936                   17,135                  11,114

5/31/97                 18,908                  16782                   18,425                  11,149

8/31/97                 19,755                  17380                   18,890                  11,198

11/30/97                19,917                  17414                   19,211                  11,247

2/28/98                 21,881                  19,050                  21,349                  11,481

5/31/98                 22,801                  19,763                  22,196                  11,544

8/31/98                 19,884                  17,104                  19,670                  11,587

11/30/98                23,007                  19,676                  23,137




[end chart]
AVERAGE ANNUAL COMPOUND RETURNS/5/

                               For periods ended

                               11/30/98              12/31/98

Lifetime                       +15.79%               +16.04%
(since 3/26/93)

Five Years                     +14.99%               +14.06%

One Year                       + 8.86%               + 9.50%


/+/ For the period March 26 through May 31, 1993.
/1/ This number, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes. /2/ Includes dividends of $2,332 and capital gain distributions of $2,533 reinvested over the lifetime of the fund.
/3/ Includes reinvested capital gain distributions of $2,257, but does not reflect income dividends of $2,143 taken in cash.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/5/ Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[End Sidebar]

Smoothing the Ripples. Dividends don't just contribute to growth. They also smooth out the ripples of stormy markets. "Dividends provide a positive flow of income even when stock prices are flat or retreating," explains Janet McKinley, a New York-based portfolio counselor. What's more, companies that emphasize income tend to be more stable, with more predictable earnings. They also tend to be less volatile because they don't need all their money to make the business grow. So, even when markets are down, many of these companies maintain a positive flow of cash and reliable dividend payouts. Put another way, a dividend is a cushion - and a cushion has more value in a difficult market. "In the past 70 years, dividends have declined far fewer times than either stock prices or company earnings," concludes Steve.

During the fund's five-year lifetime, the MSCI World Index declined more than 5% a total of nine times. Your fund held up better than the index in seven of those nine periods. In the most recent decline, for instance, from July 20 to October 5, 1998, when many global funds were still wobbly from the Asian contagion, the MSCI World Index posted a 20.2% decline vs. 17.3% for Capital World Growth and Income Fund.

[photos:  satellite; two people conversing]

[Begin Sidebar]
PORTFOLIO PROFILE: MANNESMANN

[photo:  wires]

German-based Mannesmann, once known mainly for its innovations in steel tubing, machinery and automotive parts, today is one of the world's leading cellular telephone networks. It is also one of your fund's largest holdings. It all began when Mannesmann entered into a joint venture with U.S. mobile telephone operator AirTouch Communications. Our global team of investment professionals put their heads together to analyze the stock. Brad Vogt, a research analyst based in Washington D.C., had been covering AirTouch for some time, and felt this was an excellent opportunity for AirTouch to make use of its expertise in overseas markets. After studying the details of the partnership, Brad talked with David Riley, a Geneva-based analyst who covers the European telecommunications industry. The two also consulted Ursula Van Almsick, an analyst based in London who had been following Mannesmann from the time most of its activities were in engineering. They agreed that the venture was likely to be highly profitable, and found that Mannesmann had a solid history of dividend payments that were likely to increase as earnings grew. "We expected Mannesmann to do well," says portfolio counselor Janet McKinley, "but it has surpassed even our projections." This year, Mannesmann was the top performer in your fund's portfolio, its stock price increasing 132.6%. And 1998 marked the fourth consecutive year Mannesmann raised its dividend by over 10%.
[End Sidebar]

PLANNING OUR MOVES

Focusing on Fundamentals. Since Capital World Growth and Income Fund was created, we have found many companies that have steadily raised their dividends, rewarding our investors year after year. "The key is identifying strong companies with a history of dividend increases and the financial health to potentially deliver more of the same," says Steve.

"When you're focusing on dividends, it's important to look at the history of the company," adds Janet. "If management tells you they're going to pay out steady dividends in the future when they haven't in the past, you have to be careful. You have to look at how much cash the company is going to need in the future, and decide if it looks like they'll have enough money left over to pay attractive dividends."

[Begin Sidebar]

PORTFOLIO PROFILE: PFIZER

[photos:  various pills, beakers, lab worker]

When we added Pfizer to your fund's portfolio, the company had already established itself as an industry leader with innovative products such as Norvasc, then the world's leading cardiovascular drug, and Zithromax, the most prescribed branded oral antibiotic in the United States. Meeting with management, London-based pharmaceuticals analyst Jonathan Knowles learned that Pfizer also had a number of promising new drugs in its pipeline, including the anti-impotence drug Viagra. Jonathan also found that Pfizer had exceptional research and development operations, as well as an outstanding global marketing capability. He examined the company's financials to gauge its record of dividend payments to shareholders. A 31-year history of increasing dividends every year convinced Jonathan that Pfizer was an excellent candidate for your fund's portfolio. With the phenomenal success of several of its drugs, Pfizer has enjoyed striking growth these past years, and last year paid a dividend about 11% higher than in 1997.
[End Sidebar]

"Of course, just because a company has a high yield doesn't mean it's a good investment. We have to sift through all these companies and figure out which ones we believe are going to offer decent value over the long term," emphasizes Janet. "After all, our strategy is to provide not only income, but also growth." To that end, our investment professionals and analysts typically meet face-to-face with a firm's executives, suppliers and bankers, as well as with its customers and competitors. They examine balance sheets and income statements. They also hold discussions with industry and regional experts, economists and government officials.

The strength of this global research effort is that it is wide-ranging and thoroughly integrated. An analyst who specializes in global merchandising, for example, may study a retail chain relative to similar companies around the world. At the same time, another analyst may review that retail chain as a specialist on industries in a certain country or geographic area. Our investment professionals coordinate their research, ensuring that virtually every investment idea is looked at from several points of view.

Scouring the World. Today, about 50% of the world's investment opportunities in stocks are outside the United States. Many companies that are world leaders are located overseas: five of the 10 largest banks, seven of the 10 largest auto companies, and seven of the 10 largest electrical and gas utilities, for instance. Sometimes, the best opportunities are in the United States; other times, in Europe or Asia or Latin America. Capital World Growth and Income Fund is designed to reap the benefits of global diversification by selecting the most attractive opportunities.

For various reasons, including differences in national tax structures, some countries also tend to foster higher dividend yields than others. The average dividend yield in the United Kingdom, for instance, is 2.5%, compared with 0.9% in Japan, according to MSCI. Other countries where companies have a history of paying high dividend yields include Australia, New Zealand, Hong Kong and the Netherlands. Certain industries, such as utilities, also tend to pay attractive dividends. Clearly, this affects the composition of the fund's portfolio. "That by no means implies that we try to have a certain amount invested in a high-yielding country or industry," explains London-based portfolio counselor Mark Denning. "The focus is still on individual companies. Detailed research and a cautious, company-by-company approach lead us to attractive investment opportunities in those industries and countries."

The income your investments produce should not only help your money grow, but also smooth out the peaks and valleys of investing in stocks. We have searched the world for good value and attractive yields for your fund for the past five years. We look forward to many more.

[photo:  chess piece]

[Begin Sidebar]
PORTFOLIO PROFILE: ING GROEP

[photos:  Automatic Teller Machine, bank employee]

ING Groep, formerly known as Internationale Nederlanden Groep, has been in your fund's portfolio since its inception and has grown into the world's largest publicly held life and health insurer, providing services on five continents. In 1991, Nationale Nederland merged with a Dutch commercial bank and acquired the postal banking system from the Dutch government. At first, many observers questioned the wisdom of this acquisition. New York-based portfolio counselor Steve Bepler first consulted our insurance analyst, Ulrich Volk, and Isabelle de Wismes, who follows banks in Europe. He also met with the management of ING and returned with a positive outlook. "I was skeptical of the benefits of this acquisition, but the management presented me with very sound arguments," recalls Steve. To facilitate the acquisition and streamline operations, Steve noted, management was diligently cutting costs as well as shedding redundant offices and unprofitable businesses. ING also had an excellent record of increasing its dividend payments to shareholders. In the United States, where insurance and banking are legally divided, ING "debanked" itself so it could maintain its more lucrative insurance business. By 1997, it had doubled its U.S. life insurance operations by acquiring Equitable of Iowa Companies. In early 1998, ING finalized its purchase of Bank Brussels Lambert in Belgium, the largest acquisition ever undertaken by a Dutch company. Since 1991, ING has grown its dividend payments by an annual average of 10.4%, contributing significantly to the income produced by your fund.
[End Sidebar]

CAPITAL WORLD GROWTH & INCOME FUND
Investment Portfolio, November 30, 1998
 INVESTMENT MIX

Largest Industry Holdings

Equity Securities                                     82.9%

Telecommunications                                    14.9%
Banking                                                9.3%
Utilities: Electric & Gas                              4.9%
Beverages & Tobacco                                    4.8%
Business & Public Services                             3.7%
Other Industries                                      45.3%

Bonds & Notes                                          1.1%
Cash & Equivalents                                    16.0%


                                                                              Percent Change
10 Largest                                                       Percent of   in share price
Equity Holdings                                     Country    WGI's net ass  since 11/30/97

Telecom Italia                                        Italy           2.49%         +  56.32
Deutsche Telekom                                    Germany             1.84        +  38.56
Mannesmann                                          Germany             1.27         +132.57
Imperial Tobacco                             United Kingdom             1.16        +  61.91
Telefonica                                            Spain             1.15        +  63.09
ING Groep                                       Netherlands             1.13        +  40.93
Astra                                                Sweden             1.06       +    5.91
Tele Danmark                                        Denmark              .87        +  86.25
RJR Nabisco Holdings                                    USA              .85       -   20.93
Philip Morris                                           USA              .85        +  58.59

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1998

-------------------------------------------                          ---------- ---------- ----------
Equity Securities                                                     Shares or     Market    Percent
(common and preferred stocks and convertible                          Principal      Value     of Net
 debentures)                                                             Amount (Millions)     Assets
-------------------------------------------                          ---------- ---------- ----------
TELECOMMUNICATIONS- 14.92%
Telecom Italia SpA nonconvertible savings shares (Italy)             25,602,251    158.717
Telecom Italia SpA                                                    6,588,775     53.333        2.49
Deutsche Telekom AG (Germany)                                         5,576,618    156.467        1.84
Mannesmann AG (Germany)                                               1,000,750    108.245        1.27
Telefonica, SA (Spain)                                                2,091,811     98.319        1.15
Tele Danmark AS (Denmark)                                               379,900     42.424
Tele Danmark AS, Class B (ADR)                                          565,100     31.328         .87
Telecom Italia Mobile SpA, savings shares (Italy)                    12,565,800     53.158
Telecom Italia Mobile SpA                                             2,224,200     14.618         .80
Telecom Corp. of New Zealand Ltd. (New Zealand)                       6,391,000     27.173
Telecom Corp. of New Zealand Ltd. (ADR)                                 720,700     24.188         .75
Telecom Corp. of New Zealand Ltd. (1)                                 3,038,610     12.919
Koninklijke PTT Nederland NV (Netherlands)                            1,267,369     54.668         .64
Telecom Argentina SA, Class B (ADR) (Argentina)                       1,765,700     53.854         .63
TELECEL - Comunicacoes Pessoais, SA (Portugal)                          272,200     53.231         .63
U S WEST, Inc. (USA)                                                    850,000     52.913         .62
France Telecom, SA (France)                                             607,000     42.142         .49
British Telecommunications PLC (United Kingdom)                       3,000,000     41.085         .48
Telesp Celular Participacoes SA, preferred (Brazil) (2)              423,995,800    29.829
Telesp Celular Participacoes SA, (2)                                 159,705,000     5.983         .42
Nortel Inversora SA, preferred, Class B (ADR) (Argentina)             1,465,000     27.835         .33
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                   582,300     27.113         .32
Philippine Long Distance Telephone Co. (ADR)  (Philippines)             750,000     19.641         .23
AirTouch Communications (USA) (2)                                       300,000     17.156         .20
Mobistar NV (Belgium) (1,2)                                             300,000     14.292         .17
AT&T Corp. (USA)                                                        150,000      9.347         .11
Hong Kong Telecommunications Ltd. (Hong Kong)                         4,700,783      8.986         .11
Telefonica de Argentina SA, Class B (ADR) (Argentina)                   277,500      8.984         .11
NTT Mobile Communications Network, Inc. (Japan) (2)                         213      8.135         .10
SmarTone Telecommunications Holdings Ltd.
 (Hong Kong- Incorporated in Bermuda)                                 2,000,000      6.575         .08
TELUS Corp. (Canada)                                                    135,000      2.918         .03
Nippon Telegraph and Telephone Corp. (Japan)                                365      2.729         .03
DDI Corp. (Japan)                                                           500      1.625         .02

BANKING- 9.30%
Royal Bank of Canada (Canada)                                         1,334,200     65.782         .77
Washington Mutual,Inc. (USA)                                          1,630,000     63.162         .74
First Union Corp. (USA)                                                 900,000     54.675         .64
Australia and New Zealand Banking Group Ltd. (Australia)              7,405,862     48.764         .57
Bank of Scotland (United Kingdom)                                     4,200,000     46.678         .55
Commonwealth Bank of Australia (Australia)                            2,934,483     40.354         .47
Westpac Banking Corp. (Australia)                                     4,962,577     33.018         .39
Wells Fargo & Co. (USA)                                                 900,000     32.400         .38
National Bank of Canada (Canada)                                      2,000,000     31.150         .37
Hang Seng Bank Ltd. (Hong Kong)                                       3,300,000     29.091         .34
HSBC Holdings PLC (United Kingdom)                                    1,067,626     27.373         .32
Bank of the Philippine Islands (Philippines)                         12,154,520     26.631         .31
Safra Republic Holdings SA (Luxembourg)                                 532,000     25.536         .30
BANK ONE CORP.(USA)                                                     484,000     24.835         .29
Bank of Nova Scotia (Canada)                                          1,128,400     24.760         .29
Unibanco-Uniao de Bancos Brasileiros SA, units
 (Global Depositary Receipts) (Brazil)                                  980,000     20.458         .24
Corporacion Bancaria de Espana, SA (Spain)                              860,000     20.032         .24
Crestar Financial Corp. (USA)                                           300,000     19.913         .23
National Australia Bank Ltd. (Australia)                              1,307,527     19.513         .23
Unidanmark A/S, Class A (Denmark)                                       215,000     17.540         .21
Wilmington Trust Corp. (USA)                                            300,000     17.400         .20
Asahi Bank, Ltd. (Japan)                                              4,150,000     15.850         .19
Paribas, Class A (formerly Cie. Financiere de Paribas) (France)         150,000     13.367         .16
ForeningsSparbanken AB, Class A (Sweden)                                477,000     13.365         .16
Chase Manhattan Corp. (USA)                                             200,000     12.688         .15
ABN AMRO Holding NV (Netherlands)                                       546,600     11.260         .13
Sakura Bank, Ltd. (Japan)                                             4,000,000     10.206         .12
Skandinaviska Enskilda Banken AB, Class A (Sweden)                      800,000      9.094         .11
Fuji Bank, Ltd. (Japan)                                               1,700,000      6.728         .08
Sanwa International Finance (Bermuda) Trust 1.25% preferred
 share units 2005 (Japan) (1)                                        849,000,000     6.433         .08
Banco de Galicia y Buenos Aires SA, Class B (ADR) (Argentina)           176,250      3.789         .04

UTILITIES: ELECTRIC & GAS- 4.88%
Williams Companies, Inc. (USA)                                        2,420,560     69.742         .82
Northeast Utilities (USA) (2)                                         3,050,000     48.038         .56
Southern Electric PLC (United Kingdom)                                3,996,061     45.995         .54
Columbia Energy Group (USA)                                             591,600     33.573         .39
National Power PLC (United Kingdom)                                   3,480,000     29.611         .35
Dynegy Inc. (formerly NGC Corp.) (USA)                                1,975,000     25.675         .30
Empresa Nacional de Electricidad SA (ADR) (Chile)                     2,029,546     21.818         .26
El Paso Energy Corp. (formerly El Paso Natural Gas Co.) (USA)           560,000     19.110         .22
Scottish Power PLC (United Kingdom)                                   1,700,000     18.081         .21
Public Service Co. of New Mexico (USA)                                  864,300     16.800         .20
K N Energy, Inc. (USA)                                                  365,000     15.969         .19
CalEnergy Co., Inc. (USA) (2)                                           500,000     15.656         .18
Sonat Inc. (USA)                                                        454,100     13.481         .16
KeySpan Energy Corp. (formerly Long Island Lighting Co.) (USA)          352,000     10.450         .12
Australian Gas Light Co. (Australia)                                  1,308,941      9.710         .11
Ameren Corp. (USA)                                                      230,000      9.473         .11
NICOR Inc. (USA)                                                        175,000      7.361         .09
National Fuel Gas Co. (USA)                                             127,000      5.834         .07
Centrais Geradoras do Sul do Brasil SA - GERASUL,
 preferred (ADR) (Brazil) (2)                                            24,000       .156         .00

BEVERAGES & TOBACCO- 4.75%
Imperial Tobacco Ltd. (United Kingdom)                                9,200,000     98.914        1.16
RJR Nabisco Holdings Corp. (USA)                                      2,525,000     72.752         .85
Philip Morris Companies Inc. (USA)                                    1,300,000     72.719         .85
Gallaher Group PLC (United Kingdom)                                   9,500,000     66.892         .79
Foster's Brewing Group Ltd. (Australia)                              19,712,399     51.499         .60
Seagram Co. Ltd. (Canada)                                               575,000     19.730         .23
UST Inc. (USA)                                                          200,000      6.950         .09
Coca-Cola Amatil Ltd. (Australia)                                     1,909,672      6.398         .08
Asahi Breweries, Ltd. (Japan)                                           318,000      4.600         .05
Coca-Cola Beverages PLC (United Kingdom) (2)                          2,006,362      4.168         .05

BUSINESS & PUBLIC SERVICES- 3.75%
Suez Lyonnaise des Eaux (France)                                        150,000     29.608
Suez Lyonnaise des Eaux (Belgium) (2)                                    85,000     17.024
Suez Lyonnaise des Eaux, rights expire 2001 (Belgium) (2)                74,400       .532         .55
Suez Lyonnaise des Eaux, tax free rights (Belgium) (2)                  135,000       .003
TNT Post Groep NV (Netherlands)                                       1,627,800     40.938         .48
United Utilities PLC (United Kingdom)                                 2,806,091     40.905         .48
Brambles Industries Ltd. (Australia)                                  1,524,354     37.251         .44
Thames Water PLC (United Kingdom)                                     1,312,067     25.920         .30
Cendant Corp. (USA) (2)                                                 800,000     15.200
Cendant Corp. 7.50% PRIDES convertible preferred                        300,000     10.089         .30
Hyder PLC (United Kingdom)                                            1,495,000     20.092         .24
Electronic Data Systems Corp. (USA)                                     400,000     15.600         .18
Columbia/HCA Healthcare Corp. (USA)                                     550,000     13.544         .16
Quintiles Transnational Corp. 4.25% convertible debentures 2000 (USA)$10,000,000    12.962         .15
Omnicom Group Inc. (USA)                                                200,000     10.689         .13
Vanstar Financing Trust 6.75% convertible preferred (USA)               350,000     10.631         .12
American Water Works Co., Inc. (USA)                                    300,000      9.281         .11
Hutchison Delta Finance Ltd. 7.00% convertible debentures 2002
 (Hong Kong- Incorporated in the Cayman Islands) (1,3)               $6,000,000      6.000         .07
Rentokil Initial PLC (United Kingdom)                                   450,000      3.006         .04

HEALTH & PERSONAL CARE- 3.27%
Astra AB, Class A (Sweden)                                            3,552,400     65.045
Astra AB, Class B                                                     1,390,533     24.863        1.06
Glaxo Wellcome PLC (United Kingdom)                                   2,240,000     70.809         .83
Pfizer Inc (USA)                                                        438,000     48.892         .57
PLIVA d.d. (Croatia)                                                  1,500,000     23.625         .28
Merck & Co., Inc. (USA)                                                 144,700     22.410         .26
Zeneca Group PLC (United Kingdom)                                       325,000     13.479         .16
Eli Lilly and Co. (USA)                                                 100,000      8.970         .11

MERCHANDISING- 3.01%
Dixons Group PLC (United Kingdom)                                     5,305,000     64.101         .75
Tesco PLC (United Kingdom)                                           18,889,753     56.287         .66
Wal-Mart Stores, Inc. (USA)                                             596,000     44.886         .53
J.C. Penney Co., Inc. (USA)                                             400,000     22.000         .26
Safeway PLC (United Kingdom)                                          3,850,000     18.982         .22
AutoZone, Inc. (USA) (2)                                                550,000     16.568         .19
Coles Myer Ltd. (Australia)                                           2,150,700     11.116         .13
Kingfisher PLC (United Kingdom)                                         936,422      8.925         .10
Koninklijke Ahold NV 3.00% convertible debentures 2003 (Netherlands) $9,513,000      5.708         .07
Woolworths Ltd. (Australia)                                           1,219,885      4.280         .07
George Weston Ltd. (Canada)                                              83,300      2.925         .03

FOREST PRODUCTS & PAPER- 2.80%
Fort James Corp. (USA)                                                1,700,000     66.513         .78
Smurfit Stone Container (USA) (2)                                     2,471,300     34.753         .41
Metsa-Serla Oy 4.375% convertible debentures 2002 (Finland) (1)      $30,000,000    27.300         .32
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                      450,000     25.538         .30
Bowater Inc. (USA)                                                      500,000     19.750         .23
Union Camp Corp. (USA)                                                  300,000     19.407         .23
Sonoco Products Co. (USA)                                               577,500     17.289         .20
Champion International Corp. (USA)                                      330,000     13.715         .16
UPM-Kymmene Corp. (Finland)                                             287,000      7.513         .09
MAYR-MELNHOF Karton AG (Austria)                                        145,000      6.646         .08

ELECTRICAL & ELECTRONIC- 2.79%
Siemens AG (Germany)                                                    909,000     63.225         .74
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                     1,345,000     37.354
Telefonaktiebolaget LM Ericsson, Class B (ADR)                          300,000      8.288         .54
York International Corp. (USA)                                          650,000     27.300         .31
Northern Telecom Ltd. (Canada)                                          503,000     23.484         .28
Premier Farnell PLC (United Kingdom)                                  7,400,000     21.965         .26
Nokia Corp., Class A (ADR) (Finland)                                    214,000     20.972         .25
Matsushita Communication Industrial Co., Ltd. (Japan)                   400,000     17.454         .21
General Electric Co. (USA)                                              125,000     11.313         .13
Elektrim SA 2.00% convertible debentures 2004 (Poland)               $9,000,000      4.615
Elektrim SA                                                             200,000      1.683         .07

MULTI-INDUSTRY- 2.62%
Orkla AS, Class A (Norway)                                            1,232,000     20.561
Orkla AS, Class B                                                     1,404,000     20.245         .48
Siebe PLC (United Kingdom)                                           11,280,000     40.503         .48
Williams PLC (formerly Williams Holdings PLC) (United Kingdom)        6,000,000     37.102         .44
Hutchison Whampoa Ltd. (Hong Kong)                                    2,590,000     18.483         .22
Swire Pacific Ltd., Class A (Hong Kong)                               4,000,000     18.135         .21
Lend Lease Corp. Ltd. (Australia)                                       655,946     15.965         .19
JG Summit Holdings, Inc. 3.50% convertible debentures 2003 (Philippin$26,000,000    15.600         .18
Ayala Corp. 3.00% convertible debentures 2000 (Philippines)          $10,000,000    11.625         .14
FMC Corp. (USA) (2)                                                     170,000      9.881         .12
Canadian Pacific Ltd. (Canada)                                          400,000      8.825         .10
Harsco Corp. (USA)                                                      163,600      5.297         .06
Jardine Strategic Holdings Ltd. (Singapore - Incorporated In Bermuda)   185,000       .349         .00

ELECTRONIC COMPONENTS- 2.55%
Micron Technology, Inc. (USA) (2)                                     1,600,000     66.100         .78
Advanced Micro Devices, Inc. (USA) (2)                                1,500,000     41.531         .49
Delta Electronics, Inc. (Taiwan)                                      8,400,000     27.490         .32
Hoya Corp. (Japan)                                                      527,000     22.140         .26
Intel Corp. (USA)                                                       200,000     21.525         .25
Altera Corp. (USA) (2)                                                  300,000     14.719         .17
Rohm Co., Ltd. (Japan)                                                  100,000      8.451         .10
Texas Instruments Inc. (USA)                                            100,000      7.638         .10
Murata Manufacturing Co., Ltd. (Japan)                                  180,000      7.050         .08

INSURANCE- 2.42%
ING Groep NV (Netherlands)                                            1,673,683     95.822        1.13
Transatlantic Holdings, Inc. (USA)                                      320,400     24.350         .29
Guardian Royal Exchange PLC (United Kingdom)                          3,600,095     19.591         .23
Norwich Union PLC (United Kingdom)                                    2,360,600     16.544         .19
Corporacion Mapfre, CIR, SA (Spain)                                     457,812     12.695         .15
Fairfax Financial Holdings Ltd. (Canada) (2)                             35,300     11.318         .13
PartnerRe Holdings Ltd. (Singapore - Incorporated in Bermuda)           250,000     11.062         .13
GIO Australia Holdings Ltd. (Australia)                               2,285,486      7.431         .09
General Re Corp. (USA)                                                   28,000      6.538         .08

BROADCASTING & PUBLISHING- 2.41%
Tele-Communications, Inc., Series A, Liberty Media Group (USA) (2)    1,496,250     60.317         .71
Time Warner Inc. (USA)                                                  450,000     47.587         .56
Viacom Inc., Class B (USA) (2)                                          425,000     28.289         .33
NTL Inc. (United Kingdom) (2)                                           326,560     18.185         .21
ProSieben Media AG (Germany)                                            320,800     15.373         .18
CANAL (France)                                                           59,356     13.635         .16
News Corp. Ltd., preferred (Australia)                                1,728,482     10.828         .13
CanWest Global Communications Corp. (Canada)                            741,300      9.052         .11
Publishing & Broadcasting Ltd. (Australia)                              286,800      1.244         .01
Modern Times Group MTG AB, Class B (ADR) (Sweden) (2)                    16,278      1.046         .01

AUTOMOBILES- 2.29%
DaimlerChrysler AG (New York Registered Shares)
(formerly Chrysler Corp.) (Germany) (2)                                 623,500     57.167         .67
Renault V.I. SA (France)                                                900,000     41.762         .49
Ford Motor Co. (USA)                                                    700,000     38.675         .45
Suzuki Motor Corp. (Japan)                                            2,100,000     24.061         .29
General Motors Corp. (USA)                                              300,000     21.000         .25
Bayerische Motoren Werke AG (Germany)                                    12,000      9.266
Bayerische Motoren Werke AG (2)                                           3,600      2.716         .14

CHEMICALS- 2.25%
Praxair, Inc. (USA)                                                   1,159,700     44.286         .52
BOC Group PLC (United Kingdom)                                        2,000,000     29.039         .34
Sherwin-Williams Co. (USA)                                              872,000     24.743         .31
DSM NV (Netherlands)                                                    258,064     24.112         .28
Airgas, Inc. (USA) (2)                                                2,367,100     23.967         .28
Millennium Chemicals Inc. (USA)                                         939,000     22.419         .26
Bayer AG (Germany)                                                      315,000     12.923         .15
L'Air Liquide (France)                                                   57,555      9.782         .11

ENERGY SOURCES- 2.15%
Shell Canada Ltd., Class A (Canada)                                   2,437,300     37.483         .44
Elf Aquitaine (France)                                                  200,000     24.924         .29
Shell Transport and Trading Co., PLC (New York Registered Shares)       400,000     14.525
 (United Kingdom)
Royal Dutch Petroleum Co. (Netherlands)                                 100,000      4.789
Royal Dutch Petroleum Co. (New York Registered Shares)                   80,000      3.760         .27
ENI SpA (Italy)                                                       2,900,000     17.950         .21
Mobil Corp. (USA)                                                       200,000     17.239         .20
YPF SA, Class D (ADR) (Argentina)                                       450,000     13.275         .16
TOTAL, Class B (France)                                                 100,687     12.477         .15
Unocal Corp. (USA)                                                      360,000     12.195         .14
Pioneer Natural Resources Co. (USA)                                     683,919      9.062         .11
Broken Hill Proprietary Co. Ltd. (Australia)                          1,121,153      8.885         .10
Esso SA Francaise (France)                                               78,567      6.904         .08

FINANCIAL SERVICES- 2.14%
Household International, Inc. (USA)                                   1,245,000     48.711         .57
Freddie Mac (USA)                                                       700,000     42.350         .50
Associates First Capital Corp., Class A (USA)                           373,459     29.083         .34
Nichiei Co., Ltd. (Japan)                                               350,100     28.222         .33
Fannie Mae (USA)                                                        180,000     13.095         .15
OM Gruppen AB (Sweden)                                                  790,000     11.359         .14
Bell Atlantic Financial Services, Inc., Senior Exchangeable Notes, 4.25%
 convertible debentures 2005 (1)                                     $5,000,000      5.144         .06
Medallion Financial Corp. (USA)                                         275,000      4.262         .05

REAL ESTATE- 1.93%
Sun Hung Kai Properties Ltd. (Hong Kong)                              6,360,000     45.593         .54
Hysan Development Co. Ltd. (Hong Kong)                               21,000,000     30.651
Hysan Development Co. Ltd. warrants, expire 1999 (2)                  1,683,000       .052         .36
Amoy Properties Ltd. (Hong Kong)                                     27,000,000     19.530         .23
CarrAmerica Realty Corp. (USA)                                          750,000     18.188         .21
SM Prime Holdings, Inc. (Philippines)                                52,885,000      9.971         .12
Security Capital Global Realty (Luxembourg) (1,2,3)                     450,000      9.000         .11
Cheung Kong (Holdings) Ltd. (Hong Kong)                               1,100,000      7.921         .09
Security Capital Group Inc., Class A (USA) (2)                            9,960      7.022         .08
Meditrust Corp. (USA)                                                   415,339      6.308         .07
AMB Property Corp. (USA)                                                250,000      5.562         .07
Kerry Properties Ltd. (Hong Kong)                                     5,243,500      4.232         .05

FOOD & HOUSEHOLD PRODUCTS- 1.59%
Reckitt & Colman PLC (United Kingdom)                                 3,109,437     43.686         .52
Nestle SA (Switzerland)                                                  15,952     33.122         .39
Barry Callebaut AG (Switzerland) (2)                                     83,500     19.579         .23
Groupe Danone (France)                                                   58,000     16.923         .20
Cadbury Schweppes PLC (United Kingdom)                                1,000,000     15.116         .18
Cultor Ltd. (Finland)                                                   682,500      6.288         .07

DATA PROCESSING & REPRODUCTION- 1.47%
Oracle Corp. (USA) (2)                                                1,160,000     39.730         .47
Microsoft Corp. (USA) (2)                                               245,000     29.890         .35
3Com Corp. (USA) (2)                                                    500,000     19.344         .22
Fujitsu Ltd. (Japan)                                                  1,000,000     11.555
Fujitsu Ltd., warrants, expire 2000 (2)                                   7,670      6.903         .22
Computer Associates International, Inc. (USA)                           275,000     12.169         .14
Ascend Communications, Inc. (USA) (2)                                   100,000      5.618         .07

GOLD MINES- 1.35%
Barrick Gold Corp. (Canada)                                           1,800,000     36.000         .42
Homestake Mining Co. (USA)                                            2,000,000     21.500         .25
Normandy Mining Ltd. (Australia)                                     20,630,175     19.129
Normandy Mining Ltd., options, expire 2001 (2)                        4,875,799       .398         .22
Anglogold Ltd. (South Africa)                                           250,000     12.214         .14
Driefontein Consolidated Ltd. (South Africa)                          2,200,000     12.083         .14
Newcrest Mining Ltd. (Australia) (2)                                  6,000,000      8.495         .10
Gold Fields Ltd. (South Africa) (2)                                   1,044,120      6.790         .08

INDUSTRIAL COMPONENTS- 1.17%
Federal-Mogul Corp. (USA)                                               945,000     53.629         .63
Tomkins PLC (United Kingdom)                                          4,400,000     19.844         .23
Lear Corp. (USA) (2)                                                    352,300     13.608         .16
Morgan Crucible Co. PLC (United Kingdom)                              2,161,523     10.871         .13
Rockwell International Corp. (USA)                                       30,000      1.468         .02

MACHINERY & ENGINEERING- 0.88%
Fuji Machine Mfg. Co., Ltd. (Japan)                                   1,420,000     44.771         .53
AIDA Engineering, Ltd. (Japan)                                        3,300,000     11.799         .14
Caterpillar Inc. (USA)                                                  200,000      9.887         .12
Svedala Industri AB (Sweden)                                            600,000      8.921         .09

METALS: NONFERROUS- 0.70%
Gencor Ltd. (South Africa)                                           14,320,120     25.796         .30
KGHM Polska Miedz SA (Global Depositary Receipts) (Poland)            1,974,000     14.460         .17
Pechiney, Class A (France)                                              299,300      9.964         .12
Teck Corp. 3.75% convertible debentures 2006 (Canada)                $14,950,000     9.120         .11
Indian Aluminium Co., Ltd. (India)                                          100       .000         .00

APPLIANCES & HOUSEHOLD DURABLES- 0.64%
Philips Electronics NV (Netherlands)                                    450,000     28.469         .33
Sony Corp. (Japan)                                                      350,000     25.625         .31

MISCELLANEOUS MATERIALS & COMMODITIES- 0.50%
English China Clays PLC (United Kingdom)                              6,891,000     17.840         .21
Cie. de Saint-Gobain (France)                                           111,377     16.444         .18
Crown Cork & Seal Co., Inc. (USA)                                       275,000      9.281         .11

ELECTRONIC INSTRUMENTS- 0.45%
ADVANTEST CORP. (Japan)                                                 330,000     22.043         .26
Perkin-Elmer Corp. (USA)                                                100,000      9.326         .11
Security Dynamics Technologies, Inc. (USA) (2)                          450,000      6.862         .08

AEROSPACE & MILITARY TECHNOLOGY- 0.43%
Bombardier Inc., Class B (Canada)                                     2,210,800     28.802         .34
Boeing Co. (USA)                                                        140,000      5.687         .07
Raytheon Co., Class A (USA)                                              42,180      2.306         .02

ENERGY EQUIPMENT- 0.38%
Schlumberger Ltd. (Netherlands Antilles)                                545,000     24.355         .29
Halliburton Co. (USA)                                                   259,800      7.632         .09

METALS: STEEL- 0.30%
Usinor Sacilor (France)                                               1,400,000     15.748         .19
Allegheny Teledyne Inc. (USA)                                           377,000      7.752         .09
Ispat Industries Ltd., 3.00% convertible debentures 2001 (India) (1) $2,800,000       .672         .01
N.T.S. Steel Group PCL 4.00% convertible debentures 2008 (Thailand)  $6,670,000       .667         .01

RECREATION & OTHER CONSUMER PRODUCTS- 0.29%
Nintendo Co., Ltd. (Japan)                                              175,000     16.226         .19
EMI Group PLC (United Kingdom)                                        1,365,067      8.126         .10

LEISURE & TOURISM- 0.29%
King World Productions, Inc. (USA) (2)                                  525,000     14.306         .17
Village Roadshow Ltd., Class A, 5.50% preferred (Australia)           2,806,287      4.044
Village Roadshow Ltd., Class A, 5.50% preferred (1)                   2,500,000      3.602         .12
Village Roadshow Ltd.                                                 1,200,000      2.353

TRANSPORTATION: RAIL & ROAD- 0.28%
Westshore Terminals Inc. (Canada) (1)                                 3,040,900     12.312         .14
Union Pacific Corp. (USA)                                               250,000     12.156         .14

TRANSPORTATION: AIRLINES- 0.10%
Air New Zealand Ltd., Class B (New Zealand)                           6,320,000      8.128         .10

TEXTILES & APPAREL- 0.08%
Courtaulds Textiles PLC (United Kingdom)                              1,641,500      4.141         .05
Nine West Group Inc. (USA) (2)                                          213,200      2.665         .03

TRANSPORTATION: SHIPPING- 0.00%
Mitsui O.S.K. Lines, Ltd. (Japan)                                       165,000       .267         .00

MISCELLANEOUS- 1.78%
Other equity securities in intial period of acquisition                            152.607        1.78
Booker PLC (United Kingdom)                                             550,000      0.608         .01
Corning Inc. (USA)                                                       72,800      2.922         .03
France Telecom, SA, rights, expire 1998                                 607,000      0.027         .00
Hays PLC (United Kingdom)                                             1,000,000      8.427         .10
Hongkong Land Holdings Ltd. (Singapore)                               9,999,700     14.500         .17
Independent Insurance Group PLC (United Kingdom)                      1,041,600      3.728         .04
Kerry Group PLC (United Kingdom)                                        840,000     11.359         .13
Loblaw Companies Ltd. (Canada)                                          400,000      8.555         .10
Mercury General Corp. (USA)                                             413,400     17.311         .20
MYCAL Corp. (Japan)                                                     928,000      5.807         .07
Niagara Mohawk Power Corp. (USA)                                      1,100,000     16.913         .20
San Paolo-IMI SpA (Italy)                                               209,000      3.421         .04
Seat Pagine Gialle SpA (Italy)                                        6,000,000      5.309
Seat Pagine Gialle SpA (Italy)                                        7,000,000      4.856         .12
Swisscom AG (Switzerland)                                                68,126     22.925         .27
THK Co., Ltd. (Japan)                                                 2,280,000     25.939         .30

                                                                                  --------   --------
TOTAL EQUITY SECURITIES (cost:
 $5,564.085 million)                                                             7,059.031       82.91
                                                                                  --------   --------
------------------------------------------
                                                                      Principal
                                                                         Amount
Bonds and Notes                                                      (Millions)
------------------------------------------                           -------------

INDUSTRIALS- 0.26%
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                           $11.650      7.543
Indah Kiat International Finance 8.875% 2000                              2.290      1.672         .12
Indah Kiat Global BD 12.50% 2006                                          1.000       .737
Container Corp. of America, Series A, 11.25% 2004                         6.000      6.180
Container Corp. of America 9.75% 2003                                     1.000      1.020         .08
Hutchison Whampoa 7.50% 2027                                              2.700      2.268
Hutchison Whampoa 7.45% 2017 (1)                                          1.000       .841         .04
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037                 .750       .679
Multicanal Participacoes SA, Series B, 12.625% 2004                       2.250      2.087         .02

TELEPHONE- 0.14%
Netia Holdings BV 10.25% 2007                                             4.125      3.651
Netia Holdings BV 0%/11.25% 2007 (4)                                      3.750      2.269         .07
Telecom Argentina STET-France Telecom SA 12.00% 2002                      5.500      5.913         .07

FINANCIAL- 0.03%
APP Finance (VI) Mauritius Ltd. 11.75% 2005                               2.800      2.219         .03

ARGENTINEAN GOVERNMENT- 0.24%
Argentina (Republic of) 11.00% 2006                                       7.000      7.157
Argentina (Republic of) 11.75% 2007                                   ARP8.000       7.041         .24
Argentina (Republic of) 11.375% 2017                                      6.000      6.098
Argentina (Republic of) 8.75% 2002                                    ARP4.000       3.381

SOUTH AFRICAN GOVERNMENT- 0.34%
South Africa (Republic of) 13.00% 2010                               ZAR197.500     29.216         .34


TOTAL BONDS AND NOTES (cost: $101.851 million)                                      89.972        1.05
                                                                                  --------   --------
------------------------------------------                           -----------------------------------

Short-Term Securities
------------------------------------------                           -----------------------------------
CORPORATE SHORT-TERM NOTES- 13.79%
Abbey National North America 5.22%-5.42% due 12/9/98-1/13/99            $75.000     74.779         .88
Canada Bills 4.93%-5.32% due 12/2/98-2/4/99                              72.000     71.709         .84
Daimler-Benz North America Corp. 5.02%-5.33% due 12/16/98-3/19/99        67.500     66.971         .79
Diageo Capital PLC 5.11%-5.26% due 12/10/98-1/19/99 (1)                  67.300     66.917         .79
Halifax PLC 5.12%-5.40% due 12/29/98-1/7/99                              62.250     61.949         .73
SmithKline Beecham Corp. 5.07%-5.25% due 1/12-1/20/99                    61.630     61.217         .72
Ford Motor Credit Co. 5.04%-5.20% due 12/8/98-1/6/99                     57.650     57.388         .67
Siemens Capital Corp. 5.10%-5.18% due 12/14/98-1/20/99                   53.500     53.237         .63
Xerox Capital (Europe) PLC 5.00%-5.27% due 1/8-1/14/99                   51.800     51.490         .60
KfW International Finance Inc. 4.98%-4.99% due 1/22-1/28/99              49.800     49.405         .58
British Gas Capital Inc. 5.10%-5.25% due 1/4-3/11/99                     49.100     48.604         .57
BMW U.S. Capital Corp. 5.02%-5.03% due 12/3-12/17/98                     48.200     48.131         .56
BP America Inc. 4.95%-5.32% due 12/14/98-1/20/99                         47.800     47.578         .56
Procter & Gamble Co. 5.05%-5.15% due 12/7/98-1/5/99                      45.000     44.853         .53
British Columbia (Province of) 4.86%-5.03% due 2/3-2/18/99               41.600     41.182         .48
BellSouth Telecommunications Inc. 5.02%-5.06% due 12/10/98-1/21/99       39.200     39.020         .46
France Telecom, SA 5.07%-5.35% due 12/14/98-2/11/99                      39.200     38.955         .46
General Electric Capital Services, Inc. 5.18% due 12/1/98                38.000     37.995         .45
Commonwealth Bank of Australia 5.14%-5.42% due 12/2-12/4/98              37.000     36.986         .43
Caisse d'amortissement de la dette sociale 5.03% due 12/28/98            35.200     35.062         .41
International Lease Finance Corp. 5.19% due 1/15/99                      29.400     29.205         .34
American Express Credit Corp. 5.34% due 12/9/98                          26.200     26.166         .31
Sony Capital Corp. 5.20% due 12/11/98 (1)                                23.400     23.363         .27
Rio Tinto America, Inc. 5.17%-5.35% due 12/18/98-2/12/99 (1)             22.900     22.741         .27
National Australia Funding (DE) Inc. 5.07%-5.13% due 1/19-2/4/99         21.100     20.915         .25
Household Finance Corp. 5.05% due 1/14/99                                17.800     17.682         .21

FEDERAL AGENCY DISCOUNT NOTES- 2.23%
Freddie Mac 4.93%-5.08% due 1/15-2/25/99                                119.860    118.508        1.39
Federal Home Loan Banks 4.95%-5.08% due 12/4/98-2/16/99                  72.250     71.730         .84

NON-U.S. CURRENCY- 0.07%
New Taiwanese Dollar                                                    NT$190.7     5.890         .07

                                                                                  --------   --------
TOTAL SHORT-TERM SECURITIES (cost: $1,370.450
 million)                                                                        1,369.628       16.09
                                                                                  --------     ------
TOTAL INVESTMENT SECURITIES (cost: $7,036.386
 million)                                                                        8,518.631      100.05
Excess of payables over cash and receivables                                         4.085         .05
                                                                                  --------     ------
NET ASSETS                                                                       8,514.546    100.00%
========================================================                        =====================

(1) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(2) Non-income-producing securities.
(3) Valued under procedures approved by the Board of Directors.
(4) Step-bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements

Equity Securities Added                 Equity Securities Eliminated
to the Portfolio Since November 30, 1997from the Portfolio Since November 30, 1997
ADVANTEST                               Abbott Laboratories
AIDA Engineering                        Aetna
AMB Property                            Allegiance
Anglogold                               Allied Irish Banks
Barry Callebaut                         Aluminum Co. of America
Bayer                                   American Home Products
Bell Atlantic Financial Services        AMF Bowling
BOC Group                               Amway Japan
Bombardier                              Anglovaal
Broken Hill Proprietary                 APP Global Finance
Cendant                                 Banco de Santander
Centrais Geradoras do Sul do Brasil     Banco Nacional de Mexico
Corporacion Bancaria de Espana          Bangkok Bank
DDI                                     Bank of New York
DSM                                     B.A.T Industries
Elektrim                                Bell Atlantic
Fairfax Financial Holdings              Beneficial
Fuji Bank                               BG
Fuji Machine Mfg.                       Brierley Investments
Gencor                                  Bristol-Myers Squibb
General Electric                        Bunzl
General Motors                          Burmah Castrol
General Re                              Carter Holt Harvey
George Weston                           Centrais Eletricas Brasileiras-ELECTROBRAS
Georgia-Pacific, Georgia-Pacific Group  Centrica
Gold Fields                             Cia. Paulista de Forca e Luz-CPFL
Harsco                                  Cie. Nationale a Portefeuille
Homestake Mining                        Daewoo Heavy Industries
Hysan Development                       Engen
JG Summit (Cayman)                      First Chicago
KGHM Polska Miedz                       Freeport-McMoRan Copper & Gold
King World Productions                  Friedrich Grohe
KN Energy                               Giant Food
Koninklijke Ahold                       GPU
Matsushita Communication Industrial     Grupo Financiero Banamex Accival
Microsoft                               Hongkong Electric Holdings
Mitsui O.S.K. Lines                     IKON Office Solutions
Mobistar                                Imasco
Nintendo                                Inco
Nippon Telegraph and Telephone          Industriforvaltnings AB Kinnevik
Nokia                                   Istituto Mobiliare Italiano
NTT Mobile Communications Network       Kawasaki Heavy Industries
OM Gruppen                              Kloof Gold Mining
Perkin-Elmer                            Land Securities
PLIVA                                   Lion Nathan
Publishing & Broadcasting               Lite-On Technology
Rockwell International                  Lloyds TSB Group
Rohm                                    Loewen Group
Sakura Bank                             Lucent Technologies
Sanwa International Finance             Mandamus
Security Capital Group                  MBL International Finance (Bermuda)
Security Capital Global Realty          McCormick
Security Dynamics Technologies          National Mutual Asia
Siemens                                 National Westminster Bank
Skandinaviska Enskilda Banken           Noranda
Telesp Celular Participacoes            Novartis
Texas Instruments                       PacifiCare Health Systems
TNT Post Groep                          Philipp Holzmann
Unidanmark                              Portugal Telecom
Union Pacific                           Preussag
Wells Fargo                             Prudential
                                        Repsol
                                        Sidel
                                        Staples
                                        TB Finance (Cayman)
                                        Telecommunicacoes Brasileiras
                                        Tenneco
                                        Textron
                                        Thistle Hotels
                                        Thorn
                                        Tidnings AB Marieberg
                                        Toyota Motor
                                        Triplex Lloyd
                                        Unilever
                                        Unisource Worldwide
                                        United Companies Financial
                                        USA Waste Services
                                        U.S. Industries
                                        Warner-Lambert
                                        WHSmith Group
                                        Yasuda Fire and Marine Insurance


Capital World Growth and Income Fund, Inc.
Financial Statements
----------------------------------------          ------------------------------
Statement of Assets and Liabilities                              (dollars in
at November 30, 1998                                             millions)
-----------------------------------------         ------------------------------
Assets:
Investment securities at market
 (cost: $5,665.936)                                                 $7,149.003
Short-term securities
 (cost: $1,370.450)                                                  1,369.628
Cash                                                                      .192
Receivables for--
 Sales of investments                                    $39.292
 Sales of fund's shares                                    6.346
 Dividends and accrued interest                           24.142        69.780
                                                  ------------------------------
                                                                     8,588.603
Liabilities:
Payables for--
 Purchases of investments                                 58.755
 Repurchases of fund's shares                              7.336
 Management services                                       2.937
 Accrued expenses                                          5.029        74.057
                                                  ------------------------------
Net Assets at November 30, 1998--
 Equivalent to $27.15 per share on
 313,667,570 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                $8,514.546
                                                                 ===============




                                                                 ---------------
Statement of Operations                                          (dollars in
for the year ended November 30, 1998                              millions)
---------------------------------------------     ------------------------------
Investment Income:
Income:
 Dividends                                              $169.036
 Interest                                                 74.488      $243.524
                                                    ------------
Expenses:
 Management services fee                                  34.372
 Distribution expenses                                    18.262
 Transfer agent fee                                        5.574
 Reports to shareholders                                    .532
 Registration statement and prospectus                      .658
 Postage, stationery and supplies                           .886
 Directors' fees                                            .156
 Auditing and legal fees                                    .065
 Custodian fee                                             1.897
 Taxes other than federal income tax                        .102
 Other expenses                                             .095        62.599
                                                  -------------- --------------
 Net investment income                                                 180.925
                                                                 --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                      753.023
Net increase in unrealized appreciation on investments                 173.442
 Net realized gain and increase in unrealized                    ---------------
  appreciation on investments                                          926.465
                                                                 ---------------
Net Increase in Net Assets Resulting
 from Operations                                                    $1,107.390
                                                                 ===============

----------------------------------------------    ------------------------------
                                                    Year ended
Statement of Changes in Net Assets                  November 30
(dollars in millions)                                  1998           1997
----------------------------------------------    ------------------------------

Operations:
Net investment income                                 $  180.925    $  158.747
Net realized gain on investments                         753.023       522.194
Net increase in unrealized appreciation
 on investments                                          173.442       221.200
                                                  ------------------------------
  Net increase in net assets
   resulting from operations                           1,107.390       902.141
                                                  ------------------------------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                   (176.534)     (160.940)
 Distributions from net realized gain on investmen      (524.360)     (201.626)
                                                  ------------------------------
  Total dividends and distributions                     (700.894)     (362.566)

Capital Share Transactions:
Proceeds from shares sold: 47,546,047
 and 74,465,301 shares, respectively                   1,246.606     1,853.652
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 27,000,566 and 14,610,266 shares, respectively          665.329       342.876
Cost of shares repurchased: 39,209,730
 and 26,987,023 shares, respectively                  (1,010.432)     (669.041)
                                                  ------------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                           901.503     1,527.487
                                                  ------------------------------
Total Increase in Net Assets                           1,307.999     2,067.062

Net Assets:
Beginning of year                                      7,206.547     5,139.485
                                                  ------------------------------
End of year (including undistributed
 net investment income: $14.301
 and $20.571, respectively)                           $8,514.546    $7,206.547
                                                  ==============================




See Notes to Financial Statements

CAPITAL WORLD GROWTH AND INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - Capital World Growth and Income Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premium on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. TAXATION

     Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

3. FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of November 30, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,477,938,000 of which $1,916,205,000 related to appreciated securities and $438,267,000 related to depreciated securities. During the year ended November 30, 1998, the fund realized, on a tax basis, a net capital gain of $752,155,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $868,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,040,693,000 at November 30, 1998.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $34,372,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; and 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion buy not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1998, distribution expenses under the Plan were $18,262,000. As of November 30, 1998, accrued and unpaid distribution expenses were $4,485,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,280,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,574,000.

 DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1998, aggregate amounts deferred and earnings thereon were $264,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities of $2,749,767,000 and $2,762,855,000, respectively, during the year ended November 30, 1998.

 As of November 30, 1998, accumulated undistributed net realized gain on investments was $717,071,000 and additional paid-in capital was $6,297,545,000. The fund reclassified $561,000 from undistributed net investment income and $2,200,000 from undistributed net realized gains to undistributed net realized currency gains; and reclassified $10,100,000 and $33,643,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended November 30, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,897,000 includes $115,000 that was paid by these credits rather than in cash.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1998, such non-U.S. taxes were $14,895,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $1,218,000 for the year ended November 30, 1998.

Per-Share Data and Ratios
                                                    Year ended   November        30
                                                1998       1997       1996      1995      1994
                                            -------    -------    -------   -------   -------

Net Asset Value, Beginning of Year           $25.89     $23.77     $20.22    $17.81    $17.00
                                            -------    -------    -------   -------   -------
 Income From Investment Operations:
  Net investment income                         .59        .640       .70       .61       .52
  Net realized and unrealized gain on inves    3.12       3.045      3.91      2.72       .75
                                            -------    -------    -------   -------   -------

   Total income from investment operations     3.71       3.685      4.61      3.33      1.27
                                            -------    -------    -------   -------   -------

 Less Distributions:
  Dividends from net investment income         (.58) (.650)(1)   (.72)(1)      (.63)     (.46)
  Distributions from net realized gains       (1.87)     (.915)      (.34)     (.29)       --
                                            -------    -------    -------   -------   -------
   Total distributions                        (2.45)    (1.565)     (1.06)     (.92)     (.46)
                                            -------    -------    -------   -------   -------
Net Asset Value, End of Year                 $27.15     $25.89     $23.77    $20.22    $17.81
                                            =======    =======    =======   =======   =======

Total Return (2)                             15.51%     16.36%     23.67%    19.41%     7.51%


Ratios/Supplemental Data:
 Net assets, end of year (in millions)       $8,515     $7,207     $5,139    $3,611    $2,784
 Ratio of expenses to average net assets        .78%      .82%       .85%      .88%       .87%
 Ratio of net income to average net assets     2.25%     2.53%      3.28%     3.24%      3.11%
 Portfolio turnover rate                     39.44%     32.41%     30.18%    25.50%     18.66%


(1) Includes 0.2 cents and 1.5 cents realized non-U.S. currency gains treated as ordinary income in 1997 and 1996, respectively, for federal income tax purposes.

(2) Excludes maximum sales charge of 5.75%.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
December 31, 1998

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                Dividends and Distributions per Share


                                                From Net

                                                Investment       From Net Realized       From Net Realized

Reinvest Date           Payment Date            Income           Short-term Gains        Long-term Gains

December 12, 1997        December 15, 1997       $0.11            $0.365                  $1.365*

March 20, 1998          March 23, 1998           0.12             0.015                    .125

June 5, 1998            June 8, 1998             0.21            -                       -

September 25, 1998      September 28, 1998       0.14            -                       -


*INCLUDES $0.411 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1998 is $0.0485 on a per-share basis. Foreign source income earned by the fund was $0.3964. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 23% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from U.S. Treasury obligations. For purposes of computing this exclusion, .07% of the dividends paid by the fund from net investment income were derived from interest on U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

CAPITAL WORLD GROWTH AND INCOME FUND
SHAREHOLDER SERVICES

[graphic:  telephone receiver]
AMERICAN FUNDSLINE(R) Use our 24-hour automated phone system for fund information and transactions.

[graphic:  computer]
FUNDSLINE ONLINE(R) Visit our Web site when you want to access your account, download a prospectus, or find fund information.

[graphic:  coins]
REDUCED SALES CHARGE Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -
* Add your present purchase to the value of all eligible household accounts and/or
* Add your present purchase to purchases you intend to make over 13 months ASSETS IN MONEY MARKET FUNDS GENERALLY DO NOT APPLY WHEN DETERMINING SALES CHARGES.

[graphic:  sign post with 3 signs:  SIMPLE, IRA, 401(K)]
RETIREMENT PLANS A wide range of fund choices for individual and company-sponsored retirement plans.

[graphic:  building]
AMERICAN FUNDSLINK(SM) Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

[graphic:  calendar]
AUTOMATIC TRANSACTIONS Use this service when you want to purchase, sell and exchange shares on a regular basis.

[graphic: dollar signs moving from one box to another, being coordinated by a conductor]
FLEXIBLE DIVIDEND OPTIONS Use your dividend and capital gain distributions to meet your changing needs. You may -
* Invest dividends and capital gain distributions back into the fund
* Diversify by investing dividends and capital gain distributions into another American Fund
* Take dividends in cash
* Have dividends paid directly to someone else

BECAUSE CERTAIN TRANSACTIONS HAVE RESTRICTIONS OR TAX CONSEQUENCES, PLEASE CONSULT YOUR FINANCIAL ADVISER BEFORE REQUESTING CHANGES.

WOULD YOU LIKE MORE INFORMATION?
Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.
To contact American Funds Service Company:
SHAREHOLDER SERVICES REPRESENTATIVE - 8 a.m. to 8 p.m. Eastern time -
800/421-0180
AMERICAN FUNDSLINE - 24-hour automated telephone system - 800/325-3590 FUNDSLINE ONLINE - Web site - www.americanfunds.com
BY MAIL - Write to the service center nearest you.
(If you live outside the United States, please write to the western service center.)

[maps:  western, west central, east central, and eastern service areas]

WESTERN
American Funds
Service Company
P.O. Box 2205
Brea, CA  92822-2205

WEST CENTRAL
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

EAST CENTRAL
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN  46206-6007

EASTERN
American Funds
Service Company
P.O. Box 2280
Norfolk, VA  23501-2280

Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

[The American Funds Group(r)]

CAPITAL WORLD GROWTH AND INCOME FUND

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

PAUL G. HAAGA, JR.
Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, PH.D.
Oxford, England
Professor and Fellow, All Souls College,
University of Oxford

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEPHANIE POWERS
Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON
New York, New York
Retired; former President, CBS Inc. (1946-1973)
THIERRY VANDEVENTER
Geneva, Switzerland
Chairman of the Board of the fund
Director, Capital Research and
Management Company

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Economic Adviser and Corporate Fellow
in International Economics,
The RAND Corporation

OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

LARRY P. CLEMMENSEN
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARK E. DENNING
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

JANET A. MCKINLEY
New York, New York
Senior Vice President of the fund
Director, Capital Research and
Management Company

CARL M. KAWAJA
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

DIANA J. PROHOROFF
Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180
OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA   AGD/AL/3931
Lit. No. WGI-011-0199
[The American Funds Group(r)]